Exhibit 99.2

© 2018 Benchmark Electronics, Inc. Benchmark Electronics, Inc. Q2 2019 Earnings July 24, 2019

| 2 © 2018 Benchmark Electronics, Inc. Forward - Looking Statements This document contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. The words “expect,” “estimate,” “anticipate,” “predict” and similar expressions, and the n egatives thereof, often identify forward - looking statements, which are not limited to historical facts. Forward - looking statements inclu de, among other things: guidance for 2019 results; projected annual revenues resulting from new program bookings; statements , express or implied, concerning future operating results or margins, the ability to generate sales and income or cash flow; and Benchmark ’s business and growth strategies and expected growth and performance. Although Benchmark believes these statements are based upon reasonable assumptions, they involve risks and uncertainties relating to operations, markets and the business environmen t generally. If one or more of these risks or uncertainties materializes, or underlying assumptions prove incorrect , actual outcomes may vary materially from those indicated. Readers are advised to consult further disclosures on these risks and uncertainties, part icularly in Item 1A, “Risk Factors”, of the Company’s Annual Report on Form 10 - K for the year ended December 31, 2018 and in its subsequent filings with the Securities and Exchange Commission. All forward - looking statements included in this document are based upon information available to the Company as of the date of this document, and it assumes no obligation to update them. Non - GAAP Financial Information This document includes certain financial measures that exclude items and therefore are not in accordance with U.S. generally accepted accounting principles (“GAAP”). A detailed reconciliation between GAAP results and results excluding special items (“n on - GAAP”) is included in the Appendix of this document. Management discloses non - GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. Management uses non - GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non - GAAP information is not necessarily comparable to the non - GAAP information used by other companies. Non - GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

| 3 © 2018 Benchmark Electronics, Inc. CEO Perspective Jeff Benck President & Chief Executive Officer ► Began as CEO on March 18, 2019 ► +25 years in technology industry ► Deep experience with products & solutions

© 2018 Benchmark Electronics, Inc. | 4 Second Quarter 2019 Summary Revenue above guidance and non - GAAP diluted EPS within g uidance ► Year - over - year and sequential revenue growth in A&D and Medical ► Non - GAAP gross margins increased 10 bps sequentially to 8.9 % Improving gross margins ► Excluding the legacy computing contract, non - GAAP gross margins were 10.1% ► Continued softness in semi - cap; down 41% year - over - year Working capital and cash flow ► Cash conversion cycle of 65 days ending Q2 - 19 ► $52 million in operating cash flow and $47 million in free cash flow

© 2018 Benchmark Electronics, Inc. | 5 Executive Team Updates • Former Vice President, Celestica Global Sales ATS • Past sales leadership roles at QLogic, Quantum, Dell, Silicon Graphics • B.S. mechanical e ngineering Texas A&M University • MBA Pepperdine University Rob Crawford – Chief Revenue Officer (CRO) • Former SVP Human Resources, Universal Technical Institute • Past HR leadership positions at Conoco Phillips, Circle K • B.S. management, Arizona State University Rhonda Turner – Chief Human Resources Officer (CHRO)

| 6 © 2018 Benchmark Electronics, Inc. CFO Updates & Q2 - 19 Financial Highlights Roop Lakkaraju Chief Financial Officer

© 2018 Benchmark Electronics, Inc. | 7 Second Quarter 2019 Financial Summary For the Three Months Ended (In millions, except EPS) June 30 , 2019 Mar. 31 , 2019 Q/Q June 30 , 2018 Y/Y Net Sales $602 $603 -- $661 (9%) GAAP Operating Margin 2.0% 2.7% (70) bps 2.2% (20 bps) GAAP Diluted EPS $0.24 $0.34 (29%) $0.23 4% Non - GAAP Operating Margin 3.1% 2.9% 20 bps 2.7% 40 bps Non - GAAP Diluted EPS $0.36 $0.33 9% $0.30 20% GAAP ROIC 5.3% 5.7% (40 bps) 8.2% ( 290 bps) Non - GAAP ROIC 8.2% 8.3% (10 bps) 10.5% ( 230 bps) See APPENDIX 1 for a reconciliation of GAAP to non - GAAP Financial Results Our Guidance for the Second Quarter: ► Revenue (in millions) $ 555 – $585 ► Diluted EPS – non - GAAP $ 0.28 – $ 0.36

© 2018 Benchmark Electronics, Inc. | 8 Higher - Value Markets June 30 , 2019 Mar. 31 , 2019 Q/Q Industrials 19% $115 20% $116 (1%) Aerospace & Defense 18% $107 17% $104 3% Medical 19% $114 17% $103 10% Semi - Cap 10% $63 11% $66 (5%) Total Revenue $399 $389 3% Revenue by Market Sector (1) In millions Traditional Markets June 30 , 2019 Mar. 31 , 2019 Q/Q Computing 22% $133 21% $124 7% Telecommunication s 12% $70 14% $90 (20%) Total Revenue $203 $214 (5%) June 30 , 2018 Y/Y 24% $161 (17%) 12% $79 (10%) $240 (15%) For the Three Months Ended June 30 , 2018 Y/Y 18% $118 (3%) 15% $100 7% 15% $97 18% 16% $106 (41%) $421 (5%) (1) (1) (1) (1) (1) (1)

© 2018 Benchmark Electronics, Inc. | 9 New Business Wins with Focus on Market Sector Sales Q2 - 19 New Business Wins by Segment Estimated Annual Revenue from New Business Wins ► 28 manufacturing and 25 engineering project awards Q2 New Business Wins Highlights: Industrials 6% • Transportation infrastructure electronics ( mfg .) • Connected assets IoT sensor NPI ( mfg .) Medical 27% • Biometric monitoring systems (design & mfg .) • Fluids management system (mfg .) Semi - Cap 14% • Precision Technology for critical wafer processing components (mfg.) A&D 20% • Electronics and machining for radar systems (mfg.) • Ground and airborne vehicle electronics (mfg.) C&T 33% • Two new supercomputing programs (mfg .) • Satellite electronics (mfg .) $142 $152 $156 $171 $177 $175 $198 $161 $130 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 $200 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 $ (USD M)

© 2018 Benchmark Electronics, Inc. | 10 GAAP Key Business Trends Return on Invested Capital (LTM) Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital 14.3 11.0 15.3 16.1 11.9 2.2% 1.7% 2.3% 2.7% 2.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 35.8 37.6 34.0 33.8 35.3 5.4% 5.9% 5.2% 5.6% 5.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 661 641 657 603 602 8.2% 8.2% 8.4% 8.9% 8.8% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 GAAP ROIC = ( GAAP TTM income from operations – GAAP Tax Impact ) · (Average Invested Capital for last 5 quarters) 848 848 829 835 840 70 59 51 47 44 8.2% 7.0% 6.2% 5.7% 5.3% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19

© 2018 Benchmark Electronics, Inc. | 11 Non - GAAP Key Business Trends Operating Margin ($M) SG&A ($M) Revenue & Gross Margin ($ M ) NOPAT Inv. Capital Non - GAAP ROIC = (Non - GAAP TTM income from operations – Non - GAAP Tax Impact) · [Average Invested Capital for last 5 quarters] 35.8 35.9 34.0 35.5 35.3 5.4% 5.6% 5.2% 5.9% 5.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 661 641 657 603 602 8.2% 8.5% 8.4% 8.8% 8.9% 9.2% 9.3% 9.5% 9.4% 10.1% -1.0% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 0 200 400 600 800 1,000 1,200 1,400 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 As Reported W/O Legacy Computing Contract 18.1 18.5 21.1 17.3 18.5 2.7% 2.9% 3.2% 2.9% 3.1% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 0.0 10.0 20.0 30.0 40.0 50.0 60.0 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 848 848 829 835 840 89 83 76 70 69 10.5% 9.8% 9.2% 8.3% 8.2% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 0 200 400 600 800 1000 1200 1400 1600 1800 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Return on Invested Capital (LTM)

© 2018 Benchmark Electronics, Inc. | 12 Cash Flow / Working Capital Highlights (1) Free cash flow (FCF) defined as net cash provided by operations (GAAP) less capex (In millions) June 30 , 2019 Mar. 31 , 2019 June 30 , 2018 Cash Flows from (used in) Operations $52 $16 ($41) FCF $47 $6 ($58) Cash $397 $395 $596 International $180 $165 $177 US $217 $230 $419 Inventory $316 $316 $319 Accounts Receivable $363 $405 $445 Contract Assets $156 $157 $148 Accounts Payable $372 $372 $384 For the Three Months Ended 1

© 2018 Benchmark Electronics, Inc. | 13 Working Capital Update Q2 - 17 Q3 - 17 Q4 - 17 Q1 - 18 Q2 - 18 Q3 - 18 Q4 - 18 Q1 - 19 Q2 - 19 Accounts Receivable Days 57 61 59 59 61 64 64 61 54 Contract Asset Days 22 24 20 22 20 22 19 23 23 Inventory Days 45 46 40 50 47 49 46 52 52 Deposits 4 4 3 3 2 4 4 3 3 Accounts Payable Days 55 55 54 60 57 57 63 61 61 Cash Conversion Cycle 65 72 62 68 69 74 62 72 65 65 72 62 68 69 74 62 72 65 0 20 40 60 80 100 120 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19

© 2018 Benchmark Electronics, Inc. | 14 Capital Allocation Update Dividends ► Recurring quarterly dividend of $0.15 per share announced in March 2018 ► Dividend of $5.9 million paid in April 2019 Share repurchases ► Share repurchases of $100 million completed in YTD 2019 ► Remaining authorization to repurchase shares of $ 102 million at June 30, 2019

© 2018 Benchmark Electronics, Inc. | 15 Third Quarter 2019 Guidance * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs Guidance Net Sales (in millions) $ 525 – $555 Diluted EPS – non - GAAP* $0.33 – $ 0.39

© 2018 Benchmark Electronics, Inc. | 16 Sequential Modeling Information ( Including Legacy Computing Contract) Higher - Value Markets Q3 - 19 Outlook (%) Industrials Flat Aerospace & Defense Up High Singles Medical Up Low Singles Semi - Cap Flat Traditional Markets Q3 - 19 Outlook (%) Computing Down > 50% Telecommunication s Flat Q3 - 19 Guidance Operating Margin - non - GAAP * 3.1% – 3.7% Interest Expense (in millions) $ 1.8 Effective Tax Rate 21 % Weighted Average Shares (m) 37.8 * The above guidance excludes the impact of amortization of intangible assets and estimated restructuring charges and other costs

© 2018 Benchmark Electronics, Inc. | 17 Strategic Initiative Updates Jeff Benck - CEO

© 2018 Benchmark Electronics, Inc. | 18 Key Strategic Initiatives Optimize Go - to - Market 1 2 3 4 Drive Operational Efficiencies Centralize G&A Accelerate Eng. Services & Solutions • Realigned organization • Merged sectors, business dev., & marketing • H ired new role Chief Revenue Officer (CRO) • RESULT: Accelerated revenue growth • Transition to functional alignment: - HR, IT, Finance, and Legal • Accelerate business execution • RESULT: Increased efficiency and scalability • Analysis of network and future demands • Closing San Jose, CA and Guaymas, MX • Productivity improvements for margins • RESULT: Effective utilization of global assets • Investments in rich technical capabilities • Aligned with customer roadmap priorities • Integrated sales of all Benchmark services • RESULT: Differentiated capabilities for higher value

© 2018 Benchmark Electronics, Inc. | 19 Summary Sector outlook ► Semi - cap: Awaiting customer forecast for 2020 recovery; winning new programs ► Medical and A&D: Continued 2H - 19 growth with momentum into next year ► Industrial: New sector leadership with better focus and execution on right targets ► Computing and Telco : Focus on complex computing and next generation telco Strategic Initiatives ► Priority actions defined and executive ownership aligned ► Updates on progress in the coming quarters

| 20 © 2018 Benchmark Electronics, Inc. Appendix

design develop deliver advanced technology 21 © 2018 Benchmark Electronics, Inc. | 21 APPENDIX 1 - Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) (1) This amount represents the tax impact of the non - GAAP adjustments using the applicable effective tax rates. (2) This amount represents the impact of repatriating foreign earnings from our foreign jurisdictions to the U.S., offset by av ailable U.S. foreign tax credits, and a non - recurring tax true - up benefit as a result of finalizing our federal and state income tax accounting for the U .S. transitions toll tax from the 2017 Tax Cuts and Jobs Act . Three Months Ended Six Months Ended Jun, 30 Mar 31, Jun, 30 Jun, 30 2019 2019 2018 2019 2018 Income from operations (GAAP) $ 11,941 $ 16,087 $ 14,349 $ 28,028 $ 32,316 Restructuring charges and other costs 3,414 1,576 1,758 4,990 3,993 Settlement 773 - - 773 - Customer recovery (16) (2,742) (330) (2,758) (671) Amortization of intangible assets 2,361 2,367 2,367 4,728 4,733 Non - GAAP income from operations $ 18,473 $ 17,288 $ 18,144 $ 35,761 $ 40,371 Gross Profit (GAAP) $ 52,998 $ 53,800 $ 54,299 $ 106,798 $ 112,617 Settlement 773 - - 773 - Customer recovery (16) (1,024) (330) (1,040) (671) Non - GAAP gross profit $ 53,755 $ 52,776 $ 53,969 $ 106,531 $ 111,946 Net income (loss) (GAAP) $ 9,447 $ 13,773 $ 10,943 $ 23,220 $ (12,698) Restructuring charges and other costs 3,414 1,576 1,758 4,990 3,993 Customer recovery (16) (2,742) (330) (2,758) (671) Amortization of intangible assets 2,361 2,367 2,367 4,728 4,733 Settlements (330) (1,836) - (2,166) - Income tax adjustments (1) (1,039) 206 (811) (833) (1,629) Tax Cuts and Jobs Act (2) - - 423 - 40,537 Non - GAAP net income $ 13,837 $ 13,344 $ 14,350 $ 27,181 $ 34,265 Diluted earnings (loss) per share: Diluted (GAAP) $ 0.24 $ 0.34 $ 0.23 $ 0.58 $ (0.26) Diluted (Non - GAAP) $ 0.36 $ 0.33 $ 0.30 $ 0.68 $ 0.71 Weighted - average number of shares used in calculating diluted earnings (loss) per share: Diluted (GAAP) 38,583 40,853 47,631 39,843 47,981 Diluted (Non - GAAP) 38,583 40,853 47,631 39,843 48,314

design develop deliver advanced technology 22 © 2018 Benchmark Electronics, Inc. | 22 APPENDIX 2 - Reconciliation of GAAP to non - GAAP Financial Measures (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Jun 30, 2019 Mar 31, 2019 Jun 30, 2018 GAAP gross profit 52,998$ 53,800$ 54,299$ Settlement 773 - - Customer recovery (16) (1,024) (330) Non-GAAP gross profit 53,755$ 52,776$ 53,969$ GAAP SG&A Expenses 35,282$ 33,770$ 35,825$ Customer recovery - (1,718) - Non-GAAP SG&A Expenses 35,282$ 35,488$ 35,825$ Three Months Ended

design develop deliver advanced technology 23 © 2018 Benchmark Electronics, Inc. | 23 APPENDIX 3 - Reconciliation of Free Cash Flow (Amounts in Thousands, Except Per Share Data) – (UNAUDITED) Jun 30, 2019 Mar 31, 2019 Jun 30, 2018 Net Cash provided by Operations 52,358$ 16,414$ (40,712)$ Additions to property, plant and equipment and software (5,421) (10,074) (17,486) Free Cash Flow 46,937$ 6,340$ (58,198)$ Three Months Ended